CSFB03-21G2_BB

--------------------------------------------------

$

VERSION:

3.01 (BLOOMBERG CMO BOND FILE)

--------------------------------------------------

$

DEAL:

CSFB03-21G2BBG

$

PRICING:

PSA 300

$

SETTLEMENT:

20030829

------------------------------------------

------------------------------------------

$

BLOCK:

1

!{

TRANCHE NAME:

2A5 }

$

ORIGINAL_AMOUNT:

5,941,250.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    3.500000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

2

!{

TRANCHE NAME:

2A4 }

$

ORIGINAL_AMOUNT:

5,941,250.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    3.750000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

3

!{

TRANCHE NAME:

2A3 }

$

ORIGINAL_AMOUNT:

5,941,250.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.000000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

4

!{

TRANCHE NAME:

2A2 }

$

ORIGINAL_AMOUNT:

5,941,250.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.250000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

5

!{

TRANCHE NAME:

2A1 }

$

ORIGINAL_AMOUNT:

5,941,250.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.500000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

6

!{

TRANCHE NAME:

2A6 }

$

ORIGINAL_AMOUNT:

5,414,444.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.500000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

7

!{

TRANCHE NAME:

2A7 }

$

ORIGINAL_AMOUNT:

5,414,444.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.250000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

8

!{

TRANCHE NAME:

2A8 }

$

ORIGINAL_AMOUNT:

5,414,445.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.000000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

9

!{

TRANCHE NAME:

2A9 }

$

ORIGINAL_AMOUNT:

5,414,444.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    3.750000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

10

!{

TRANCHE NAME:

2A10 }

$

ORIGINAL_AMOUNT:

5,414,445.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    3.500000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

11

!{

TRANCHE NAME:

2A11 }

$

ORIGINAL_AMOUNT:

5,414,444.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    3.250000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

12

!{

TRANCHE NAME:

2A12 }

$

ORIGINAL_AMOUNT:

5,414,445.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    3.000000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

13

!{

TRANCHE NAME:

2A13 }

$

ORIGINAL_AMOUNT:

5,414,444.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    2.750000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

14

!{

TRANCHE NAME:

2A14 }

$

ORIGINAL_AMOUNT:

5,414,445.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    2.500000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

15

!{

TRANCHE NAME:

2A15 }

$

ORIGINAL_AMOUNT:

6,438,750.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.750000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

$

BLOCK:

16

!{

TRANCHE NAME:

2B1 }

$

ORIGINAL_AMOUNT:

2,625,000.00

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.750000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

$

ACCRUAL_METHOD:

THIRTY_360

--------------------------------------------------

--------------------------------------------------

$

PHANTOM:

17

!{

TRANCHE NAME:

2IO1 }

$

ORIGINAL_AMOUNT:

4,690,460.53

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.750000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

--------------------------------------------------

$

PHANTOM:

18

!{

TRANCHE NAME:

2IO2 }

$

ORIGINAL_AMOUNT:

12,823,684.21

$

CURRENT_FACTOR:

    1.000000000

$

CURRENT_COUPON:

    4.750000000

$

PRINCIPAL_FREQ:

12

$

PAYMENT_DELAY:

24

$

DATED_DATE:

20030801

$

FIRST_PAYMENT_DATE:

20030925

$

NEXT_PAYMENT_DATE:

20030925

--------------------------------------------------

--------------------------------------------------

$

TRANCHE:

1

$

NAME:

        "2IO1"

$

CSORT:

             1

$

TYPE:

           NTL

$

RECORD_DELAY:

            24

$

NOTIONAL:

$

COMPOSITION: BLOCK:

17 PRIN: 100.000000000 INT: 100.000000000

!  ( notional tranche name is 2IO1 )

--------------------------------------------------

$

TRANCHE:

2

$

NAME:

         "2A5"

$

CSORT:

             2

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

1 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

3

$

NAME:

         "2A4"

$

CSORT:

             3

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

2 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

4

$

NAME:

         "2A3"

$

CSORT:

             4

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

3 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

5

$

NAME:

         "2A2"

$

CSORT:

             5

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

4 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

6

$

NAME:

         "2A1"

$

CSORT:

             6

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

5 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

7

$

NAME:

        "2IO2"

$

CSORT:

             7

$

TYPE:

           NTL

$

RECORD_DELAY:

            24

$

NOTIONAL:

$

COMPOSITION: BLOCK:

18 PRIN: 100.000000000 INT: 100.000000000

!  ( notional tranche name is 2IO2 )

--------------------------------------------------

$

TRANCHE:

8

$

NAME:

         "2A6"

$

CSORT:

             8

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

6 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

9

$

NAME:

         "2A7"

$

CSORT:

             9

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

7 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

10

$

NAME:

         "2A8"

$

CSORT:

            10

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

8 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

11

$

NAME:

         "2A9"

$

CSORT:

            11

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

9 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

12

$

NAME:

        "2A10"

$

CSORT:

            12

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

10 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

13

$

NAME:

        "2A11"

$

CSORT:

            13

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

11 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

14

$

NAME:

        "2A12"

$

CSORT:

            14

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

12 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

15

$

NAME:

        "2A13"

$

CSORT:

            15

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

13 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

16

$

NAME:

        "2A14"

$

CSORT:

            16

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

14 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

17

$

NAME:

        "2A15"

$

CSORT:

            17

$

TYPE:

           SEQ

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

15 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

$

TRANCHE:

18

$

NAME:

         "2B1"

$

CSORT:

            18

$

TYPE:

$

RECORD_DELAY:

            24

$

COMPOSITION: BLOCK:

16 PRIN: 100.000000000 INT: 100.000000000

--------------------------------------------------

--------------------------------------------------

$

END_TRANCHES:

--------------------------------------------------

--------------------------------------------------

     END OF BOND FILE

***************************************************

$

VERSION:

3.03 (BLOOMBERG CMO COLLATERAL FILE)

--------------------------------------------------

$

AGENCY_LIST:     Type   Factor Date    P/Y Delay     BV Delay

                    WHOLE 20030825 55 56

--------------------------------------------------------------------------------

$

ASSUMED_POOLS:

--------------------------------------------------------------------------------

!G Pool Number  Pool Type    NET-CPN CURR--FACT ORIG--BALANCE  PY-FEE  BV-FEE PY/BV/BLN-W AGE

--------------------------------------------------------------------------------

   M 1 WHOLE XX/XX  4.750000000 1.00000000  87500000.00  0.550000000  0.000000000 178 360 178 2

--------------------------------------------------------------------------------

!This information is being provided in response to your specific request for information. The information has been prepared and

!furnished to you solely by

!CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary

!description of the under-

!lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in

!connection with the proposed

!transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC

!makes no representation that

!the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a

!prospectus and any

!investment decision with respect to the security should be made by you based solely upon the information contained in the final

!prospectus. Under no

!circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any

!sale of securities in

!any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the

!securities laws of such

!jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus

!relating to the securites.